UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2023

Cuentas Inc.

(Exact name of registrant as specified in its charter)

Florida	001-39973	20-3537265
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

235 Lincoln Rd., Suite 210, Miami Beach, Florida 33139

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 611-3622

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CUEN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock	CUENW	The Nasdaq Stock Market LLC

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Cuentas Inc. (the “Company”) (Nasdaq: CUEN), the developer of fully integrated telecommunications, real estate and financial applications for the unbanked and underbanked Hispanic market, today announced that on December 18, 2023, the Company received written notice from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that trading of its common stock and warrants will be suspended as of the opening of business on December 20, 2023 (the “Delisting Letter).

The Panel was concerned that the Company is unable to regain and/or maintain compliance with the Equity Rule (the “Equity Rule”), or any of the alternatives, under Listing Rule 5550(b). Accordingly, the Nasdaq Hearings Panel has determined to delist the Company’s shares and warrants from Nasdaq. Nasdaq will complete the delisting by filing a Form 25 Notification of Delisting with the U.S. Securities and Exchange Commission (“SEC”), following the expiration of relevant appeal periods.

The Delisting Letter provides that the Company may request that the Nasdaq Listing and Hearing Review Council review the delisting decision within 15 days from the date of the Delisting Letter. The Company currently intends to timely submit an appeal. Notwithstanding, the appeal will not stay the decision of the Panel. Accordingly, the Company anticipates that trading in its securities will begin on the Pink Current Information tier of the over-the-counter market operated by OTC Markets Group effective with the open of business on December 20, 2023, under its trading symbol: CUEN.

The Company intends to apply to have the common stock quoted on the OTCQB or OTCQX as applicable, a higher market tier operated by the OTC Markets Group, Inc. The Company may also apply to have the warrants quoted on the OTCQB, if eligible. The Company will continue to make all required filings with the SEC and remains subject to all SEC rules and regulations applicable to reporting companies under the Securities Exchange Act of 1934, as amended.

 .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUENTAS INC.

Dated: December 19, 2023	By:	/s/ Arik Maimon
Arik Maimon
Chief Executive Officer

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